UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2014

Astrotech Corporation

(Exact name of registrant as specified in its charter)

Washington	001-34426	91-1273737
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Congress Ave. Suite 1650, Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(512) 485-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2014, the Board of Directors of Astrotech Corporation (the “Company”) adopted Amendment No. 1 (the “Amendment”) to the Astrotech Corporation 2011 Stock Incentive Plan (the “Plan”). The Amendment (1) prohibits the re-pricing of stock options and stock appreciation rights without shareholder approval, (2) more narrowly defines a change of control to limit the situations in which automatic vesting of awards will occur, and (3) eliminates any ability to gross up recipients of awards for tax payments. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment filed herewith as Exhibit 10.1.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Amendment No. 1 to Astrotech Corporation 2011 Stock Incentive Plan (incorporated by reference to Astrotech Corporation’s DEFA14A filed with the Securities and Exchange Commission on June 19, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTROTECH CORPORATION.

Date: June 19, 2014	By:	/s/ Thomas B. Pickens III
Thomas B. Pickens III
Chairman of the Board and Chief
Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Amendment No. 1 to Astrotech Corporation 2011 Stock Incentive Plan (incorporated by reference to Astrotech Corporation’s DEFA14A filed with the Securities and Exchange Commission on June 19, 2014)